DEBT - Net Carrying Value of the Notes (Detail) - USD ($) $ in Thousands	Jul. 31, 2021	Jul. 31, 2020
Debt Instrument [Line Items]
Carrying amount of equity component	$ 8,200	$ 8,200
Total debt, net	9,147	7,720
SPHG Holdings | Convertible Notes Payable
Debt Instrument [Line Items]
Principal amount of note	14,940	14,940
Unamortized debt discount	(5,597)	(6,886)
Total debt, net	$ 9,343	$ 8,054